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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
OPTION CARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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485 HALF DAY ROAD
SUITE 300
BUFFALO GROVE, ILLINOIS 60089

Dear Stockholder:

        You are cordially invited to the Annual Meeting of Stockholders (the "Meeting") of Option Care, Inc. ("Option Care" or the "Company"). The Meeting will be held at the Company's Corporate Offices at 485 Half Day Road, Suite 300, Buffalo Grove, Illinois, on Monday, May 9, 2005, at 10:00 a.m., local time.

        At the Meeting, you will be asked (a) to consider and vote to elect one director to hold office for a three-year term, (b) to ratify the appointment of Ernst & Young LLP to act as independent registered public accounting firm of the Company for the fiscal year 2005, and (c) to transact any other business as may properly come before the Meeting and any adjournments or postponements of the Meeting.

        Option Care's Board of Directors (the "Board") unanimously recommends that you vote FOR the nominee for election as director and FOR appointment of Ernst & Young LLP to act as independent registered public accounting firm of the Company for the fiscal year 2005.

        In the materials accompanying this letter, you will find a Notice of the Meeting, a Proxy Statement relating to the proposals you will be asked to consider and vote upon at the Meeting, and a Proxy Card. The Proxy Statement includes general information regarding Option Care as well as additional information relating to the specific proposals you will be asked to consider and vote upon at the Meeting. Also enclosed with the proxy materials is Option Care's Annual Report to Stockholders for the year ended December 31, 2004.

        All stockholders are invited to attend the Meeting in person. However, whether or not you plan to attend the Meeting, please complete, sign and date the Proxy Card enclosed herewith and promptly return it to Option Care in the enclosed envelope we have provided for that purpose or follow the Internet or telephone voting instructions on the Proxy Card. If you attend the Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Meeting.

                      Sincerely,

                      /s/ RAJAT RAI

                      Rajat Rai
                       Chief Executive Officer

April 11, 2005

485 HALF DAY ROAD
SUITE 300
BUFFALO GROVE, ILLINOIS 60089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 9, 2005

To the Holders of the Common Stock of
Option Care, Inc.

        The Annual Meeting of Stockholders (the "Meeting") of Option Care, Inc., a Delaware corporation (the "Company"), will be held at the Company's Corporate Offices at 485 Half Day Road, Suite 300, Buffalo Grove, Illinois 60089 on May 9, 2005 beginning at 10:00 a.m., local time. The Company's Board of Directors has fixed the close of business on April 1, 2005 as the Record Date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments or postponements of the Meeting. At the Meeting, you will be asked to consider and vote upon the following:

  1.
  A resolution to elect one (1) director to hold office for a term of three years or until his successor shall have been duly elected and qualified;

  2.
  A resolution to ratify the appointment of Ernst & Young LLP to act as independent registered public accounting firm of the Company for fiscal year 2005;

  3.
  To consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

        Each of the matters identified above are discussed in detail in the Proxy Statement attached to this Notice. We encourage you to read the Proxy Statement carefully.

        It is extremely important that your shares are voted at the Meeting. To ensure that your shares are voted at the Meeting please complete, sign and date the enclosed proxy card and return it as promptly as possible in the enclosed return envelope we have provided for that purpose or by following the Internet or telephone voting instructions on the proxy card. No postage is required to return the proxy card in the enclosed envelope if mailed in the United States. You may revoke a previously given proxy in the event you change your mind after you return the proxy card to the Company. The delivery of a later dated proxy card to the Company will revoke any previously given proxy. In addition, you may revoke a previously given proxy by attending the Meeting and voting your shares in person.

                      By Order of the Board of Directors.

                      /s/  JOSEPH P. BONACCORSI

                      Senior Vice President, General Counsel and Secretary

April 11, 2005
Buffalo Grove, Illinois

485 HALF DAY ROAD
SUITE 300
BUFFALO GROVE, ILLINOIS 60089

PROXY STATEMENT
ANNUAL STOCKHOLDERS' MEETING
TO BE HELD MAY 9, 2005

GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Option Care, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, May 9, 2005, at 10:00 a.m., local time, at the Company's Corporate Offices at 485 Half Day Road, Suite 300, Buffalo Grove, Illinois, 60089 and any adjournments or postponements thereof.

        The Notice of Annual Meeting to which this Proxy Statement is attached lists the matters which the Company intends to propose for consideration at the Meeting and these matters are discussed in detail later in this Proxy Statement. Other than the matters listed in the Notice of Annual Meeting and discussed herein, the Board does not currently intend, nor does it know of anyone else who intends, to present any other matter for consideration at the Meeting.

        All proxies evidenced by a properly completed and returned Proxy Card will be voted in accordance with the instructions set forth in the Proxy Card. If no choice is specified, proxies will be voted "FOR" the election of the nominee for director proposed by the Board of Directors as set forth in Proposal 1 and "FOR" ratification of the appointment of Ernst & Young LLP to act as independent registered public accounting firm of the Company for fiscal year 2005. If any other matters properly come before the Meeting, the persons named as proxies in the Proxy Card will be authorized to vote or otherwise act on these matters using their judgment and discretion; provided, however, that proxies directing a vote against a proposal may not be voted for a proposal to adjourn the Meeting to permit further solicitation in favor of the original proposal. A stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company another proxy bearing a later date, by submitting written notice of such revocation to the Secretary of the Company, or by personally appearing at the Meeting and casting a contrary vote. Even if you plan to attend the meeting in person, please execute, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy by voting in person. A postage-paid, return-addressed envelope is enclosed for your convenience. Your cooperation in giving this your prompt attention will be appreciated.

        The representation in person or by proxy of at least a majority of the shares entitled to vote at the Meeting is necessary to constitute a quorum. Assuming the requisite numbers of shares are represented at the Meeting, each proposal will be voted on separately and the vote required to approve each proposal is described below. A plurality of the votes cast is required for the election of directors, which means that the nominee with the highest vote totals will be elected as director. As a result, abstentions and broker "non-votes" do not have an effect on the results of the vote for the election of directors. The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy is required to approve all other matters to be voted on. Abstentions are treated as votes against these matters. Broker "non-votes" will have no effect on the result of the vote for these matters.

        Each share of Common Stock is entitled to one vote for each of the proposals identified in this Proxy Statement. The close of business on April 1, 2005 has been fixed as the Record Date for the determination of the holders of our Common Stock entitled to notice of and to vote at the Annual Meeting. On April 1, 2005, there were 32,312,672 shares of Common Stock outstanding and entitled to vote. This Proxy Statement, together with the enclosed Notice of Meeting and Proxy Card, were mailed beginning on or about April 11, 2005 to all record owners of Option Care Common Stock as of the Record Date.

PROPOSAL 1. ELECTION OF DIRECTORS
(Proposal 1 on the Proxy Card)

        In accordance with the Company's By-laws, the size of the Board of Directors has been fixed at seven members. The Board of Directors is divided into three classes, with two classes having two directors each and one class having three directors. Every year one class is elected to a three-year term. The class currently up for election contains two director seats, one of which is open.

        The Nominating and Corporate Governance Committee recommended to the Board of Directors, and the Board of Directors approved, Leo Henikoff, M.D., as the Company's nominee for election to a three-year term as director of the Company. Dr. Henikoff currently serves as a director of the Company and has served in this role since 2001. Because Dr. Henikoff currently serves as a director of the Company, the Board of Directors is fully aware of the ways in which his experience and expertise compliments the Company's needs. Dr. Henikoff's existing relationship with the Company also provides the Board of Directors with actual knowledge of his commitment of time and attention to the Company and allowed this assessment to include consideration of the actual level of past participation in Board functions.

        Dr. Henikoff has advised the Board of Directors that he is willing to serve if elected as a director of the Company. However, if prior to the Meeting, the Board of Directors makes a good faith determination that Dr. Henikoff is unable or unwilling to serve as a director, any proxy marked "FOR" this proposal will be voted for a substitute nominee selected by the Board of Directors.

Recommendation of the Board of Directors

        The Board of Directors recommends that stockholders vote "FOR" the Company's nominee for election as a director of the Company.

INFORMATION CONCERNING OFFICERS AND DIRECTORS

Officers and Directors

        The following table identifies the nominee for election as a director of the Company, each continuing director and each executive officer of the Company. The information in the table is as of April 1, 2005.

Name	Age	Positions or Offices with the Company	Has Served Continuously Since
Nominees with Terms Ending in 2008
Leo Henikoff M.D.	65	Director	2001
— open —
Directors with Terms Ending in 2007
Jerome F. Sheldon	69	Director	1991
— open —
Directors with Terms Ending in 2006
Kenneth S. Abramowitz	54	Director	2002
John N. Kapoor Ph.D	61	Chairman of the Board of Directors	1990
Rajat Rai	38	Director and Chief Executive Officer	2001
Executive Officers
Joseph Bonaccorsi	40	Senior Vice President, Secretary and General Counsel	2002
Paul Mastrapa	40	Senior Vice President and Chief Financial Officer	2002
Richard M. Smith	45	President and Chief Operating Officer	2003

        Mr. James Hussey was a director of the Company at the beginning of the fiscal year, but retired in May 2004. Set forth below is biographical information for each nominee and continuing directors.

Nominees

        Leo Henikoff, M.D., became a director in November 2001. Dr. Henikoff currently is a Professor of Internal Medicine and Pediatrics at Rush-Medical College and President Emeritus of Rush University in Chicago, Illinois. From July 1984 to February 2002, Dr. Henikoff served as President and Chief Executive Officer of Rush-Presbyterian-St. Luke's Medical Center in Chicago, Illinois; President and Chairman of the Rush System of Health, a six-hospital system in the Chicago area; and President of Rush University. Dr. Henikoff is also currently a director of Harris Financial Corporation, Sentry Insurance and the Geisinger Health System. In addition, Dr. Henikoff has served and continues to serve on the boards of numerous charitable and voluntary organizations. Dr. Henikoff received his M.D. from the University of Illinois at Chicago College of Medicine in 1963. He received his B.A. from the University of Illinois at Chicago in 1959.

Continuing Directors

        Kenneth S. Abramowitz became a director in September 2002. Mr. Abramowitz founded and is currently a Managing General Partner of New Global Network (NGN) Capital, a New York based venture capital fund. Prior to founding NGN Capital, Mr. Abramowitz served as a Managing Director for the Healthcare Team, and later as Senior Advisor, at The Carlyle Group. Prior to that, Mr. Abramowitz held the position of analyst at Sanford C. Bernstein & Company where he covered the medical supply, hospital management and Health Maintenance Organization (HMO) industries for 23 years, after which he was an EGS Securities fund manager for 5 months. Mr. Abramowitz was voted top hospital supply and/or service analyst on the Institutional Investor Magazine's "All-America

Research Team" during 14 of the 19 years from 1980 through 1999, and made the team for both health care services and medical supplies for 9 of the 12 years from 1987 through 1999. During the past ten years, Mr. Abramowitz has published several notable studies in the healthcare field. Mr. Abramowitz received an M.B.A. from Harvard Business School in 1976 and a B.A. from Columbia University in 1972.

        John N. Kapoor, Ph.D. has served as Chairman of the Board of Directors since October 1990. Dr. Kapoor served as the Company's Chief Executive Officer from August 1993 to April 1996. Dr. Kapoor also served as the Company's President from August 1993 through October 1993 and from January 1995 through February 1996 and as Chief Executive Officer and President from March 1991 to May 1991. In addition, Dr. Kapoor is President of EJ Financial Enterprises, Inc., a health care consulting and investment company formed by Dr. Kapoor in 1990. From June 1982 to April 1990, Dr. Kapoor held several positions with Lyphomed, Inc., a pharmaceutical company, including Chairman, Chief Executive Officer and President. Dr. Kapoor is a director of First Horizon Pharmaceutical Corporation, and is Chairman of the Board of Directors of each of Introgen Therapeutics Inc., Akorn, Inc. and NeoPharm, Inc. Dr. Kapoor received a Ph.D. in medicinal chemistry from the State University of New York and a B.S. in pharmacy from Bombay University.

        Rajat Rai has been a director since May 2001. Mr. Rai has served as the Company's Chief Executive Officer since April 2001, and had served as President from June 2000 through May 2003. Prior to that, Mr. Rai held various positions with the Company since August 1992, including Chief Operating Officer from August 1999 to April 2001. Mr. Rai received an M.B.A. in Finance from Wayne State University, and also holds a B.S. in Mechanical Engineering from Regional Engineering College in Warangal, India.

        Jerome F. Sheldon became a director in November 1991. From August 1991 until his retirement in July 1998, Mr. Sheldon was founder, Chairman and Chief Executive Officer of Lamar Snowboards, a manufacturer and distributor of snowboard products. From March 1980 to June 1990, Mr. Sheldon was President and Chief Executive Officer of Medicine Shoppe International, Inc., a franchisor of retail pharmacies, and was a director of such company from March 1980 to February 1991 and a consultant of such company from July 1990 to June 1991. During most of this period, Mr. Sheldon was also a Director of the International Franchise Association and a trustee of the St. Louis College of Pharmacy. Mr. Sheldon has served as Chairman of the Board of First Dental Health since 1998. Mr. Sheldon received a B.A. from Brooklyn College and an M.B.A. and J.D. from Columbia University.

Information Concerning The Board Of Directors

        During the year ended December 31, 2004, the Company's Board of Directors met nine times, including four regularly scheduled meetings and five special meetings. During 2004, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of which he was a member. The Company does not have a formal policy with respect to director attendance at annual meetings. All continuing Directors and nominees for Director attended the Company's 2004 Annual Meeting of Stockholders on May 11, 2004.

        The Company is actively seeking qualified candidates to fill two vacancies; however, the Nominating and Corporate Governance Committee has not identified a suitable candidate or candidates in time to be voted upon at the Company's 2005 Annual Meeting. Proxies will not be voted for more than one nominee at the Annual Meeting.

Independent Directors

        Each of our continuing directors and nominee other than Dr. John N. Kapoor, Ph.D. and Mr. Rajat Rai qualify as "independent" in accordance with the listing standards of the Nasdaq Stock Market. Dr. Kapoor is not considered independent because of the Company's relationship with

EJ Financial Enterprises, Inc., of which Dr. Kapoor is the sole owner, and Mr. Rai is not considered independent because he is an executive officer of the Company. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, the Board has made the subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and the Company's management.

Compensation of Directors

        Directors receive $6,000 in compensation for attendance at each regular meeting of the Board of Directors. Directors are also reimbursed for out-of-pocket expenses incurred in connection with attendance at Board of Directors and committee meetings. Upon election or appointment to the Board of Directors, each non-employee director receives an option to purchase 45,000 shares of the Company's common stock at an exercise price equal to the market price on the date of grant. These options are exercisable immediately upon issuance. After the director's first year of service to the board, at the beginning of each additional year of service, each non-employee director is granted an option to purchase 15,000 shares of the Company's common stock at an exercise price equal to the market price on the date of grant. Each such annual grant becomes vested in full on the one-year anniversary of the grant date.

Standing Committees

        To better and more efficiently discharge its fiduciary duties to stockholders, the Board has delegated special responsibility and authority with respect to various matters to committees, each of which is intended to have a minimum of three members drawn from the full Board of Directors. The standing committees of the Board include Audit Committee, Compensation Committee, Corporate Compliance Committee and Nominating and Corporate Governance Committee. The Board has adopted a charter for each committee. These charters are available at the Company's website, www.optioncare.com.

        Audit Committee.    In keeping with the new relationships intended to be established between publically-traded companies and their auditors, the Audit Committee has complete authority over the selection, direction and compensation of the Company's independent registered public accounting firm. This authority extends to establishing the scope of the audit, determining compensation, approving all non-audit services and monitoring auditor independence. The Audit Committee has assumed formal responsibility for final approval of the Company's critical accounting policies and for monitoring the continued propriety of the methods employed by the Company in connection with significant estimates and accruals. The Audit Committee also participates in, oversees and has other involvement with numerous processes designed to enhance the quality of the Company's financial information, including the Company's internal controls. The Audit Committee reviews all financial disclosure documents and discusses these documents with both management and the Company's independent registered public accounting firm prior to public release. Finally, the Audit Committee monitors the Company's adherence to the Company's corporate compliance program and general corporate policies. The members of the Audit Committee are Messrs. Abramowitz and Sheldon, and Dr. Henikoff. Each of Messrs. Abramowitz and Sheldon, and Dr. Henikoff are independent as that term is defined by the listing standards of the Nasdaq Stock Market. The Board has determined that Mr. Abramowitz satisfies the requirements for an "audit committee financial expert" under the current rules of the Securities and Exchange Commission. The Audit Committee met five times during the year ended December 31, 2004.

        Compensation Committee.    Although primary authority to establish and review performance standards and set compensation levels below the senior office level has been delegated to the Company's President, his decisions remain subject to over sight and review by the Compensation Committee. The function of the Compensation Committee is to determine the annual salary, bonus and other benefits of selected senior officers of the Company and establish and review, as appropriate, performance standards under compensation programs for senior officers. The Compensation Committee also serves as the Stock Incentive Committee under the Company's Amended and Restated Stock Incentive Plan. Prior to Mr. Hussey's retirement in May 2004, the members of the Compensation Committee were Messrs. Hussey and Sheldon and Dr. Henikoff. Each member of the Compensation Committee is an independent director as defined in the listing standards of the Nasdaq Stock Market. Subsequent to Mr. Hussey's retirement, the Compensation Committee consisted of Mr. Sheldon and Dr. Henikoff. The Compensation Committee and Stock Incentive Committee met a total of four times during the year ended December 31, 2004.

        Nominating and Corporate Governance Committee.    The members of the Nominating and Corporate Governance Committee are Messrs. Abramowitz and Sheldon, and Dr. Henikoff. The purpose of the committee is to assist the Board of Directors in identifying qualified individuals to become board members, nominating directors to serve on and to chair the Board committees, periodically reviewing director compensation and benefits, and recommending to the Board any improvements to the Company's corporate governance guidelines. Each member of the Nominating and Corporate Governance Committee is an independent director as defined by the listing standards of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee met once during the year ended December 31, 2004.

Director Nominee Criteria and Process

        The Board of Directors is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee believes that the criteria for director nominees should ensure effective corporate governance, support the Company's strategies and businesses, account for individual director attributes and the effect of the overall mix of those attributes on the Board's effectiveness, and support the successful recruitment of qualified candidates to the Board.

        Qualified candidates for director are those who, in the judgment of the Nominating and Corporate Governance Committee, possess all of the personal attributes and a sufficient mix of experience as described below to assure effective service on the Board. Personal attributes of a Board candidate considered by the Nominating and Corporate Governance Committee include: leadership, personal ethics, independence, interpersonal skills and effectiveness. The experience of a Board candidate considered by the Nominating and Corporate Governance Committee include: financial acumen, general business experience, industry knowledge, diversity of view points, special business experience and expertise.

        The Nominating and Corporate Governance Committee may receive recommendations for Board candidates from various sources, including recommendations from directors, executive officers and stockholders. A stockholder wishing to nominate a candidate for election to the Board at the annual meeting is required to give written notice to the Secretary of the Company of his or her intention to make a nomination. To be considered timely, such notice shall be delivered to or mailed to and received by the Secretary not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60thday prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. A stockholder's notice to the Secretary shall contain, for each person nominated for election or reelection as director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Such information shall include, but not be limited to, the nominees name, age and qualifications for serving as director, including relevant experience and education background, and the nominees written consent to being named in the proxy statements as a nominee and to serving as a director if elected. In addition, the stockholder giving notice must provide his or her name and address, and the name and address of such beneficial owner, if any, on whose behalf the proposal is made, as well as the number of shares of the Company's common stock that are owned beneficially and of record by such stockholder and such beneficial owner.

Stockholder Communications to Directors

        Any stockholder interested in communicating with the Board of Directors as a group, or an individual member of the Board of Directors, may do so by writing c/o Joseph P. Bonaccorsi, Senior Vice President, Secretary and General Counsel, Option Care, Inc., 485 Half Day Road, Suite 300, Buffalo Grove, Illinois 60089. All communications to the Board of Directors or a specified individual director will be provided to the Board of Directors, or the specified individual director, at the next Board meeting following receipt of the communication. However, if the Secretary determines the nature of the communication requires the immediate attention of the Board of Directors or the specified individual director, the communication will be provided as soon as reasonably possible. Such correspondence will not be screened and will be forwarded in its entirety.

Executive Officers

        Joseph Bonaccorsi joined Option Care in January 2002 as Senior Vice President, Secretary and General Counsel. Prior to joining Option Care, Mr. Bonaccorsi was a partner at the Chicago law firm of Sanchez & Daniels, where he practiced since 1993. Previously, he was an associate with the law firm of Best & Beranek for four years. Mr. Bonaccorsi earned his Juris Doctor degree from Loyola University of Chicago School of Law in May 1989, and his Bachelor of Science degree from Northwestern University in June 1986.

        Paul Mastrapa rejoined Option Care, Inc. as a Senior Vice President and Chief Financial Officer in February 2002. Previously, Mr. Mastrapa held key senior level positions responsible for the financial management, business development, and operations of several healthcare service companies. Mr. Mastrapa founded and served as C.E.O. for AdvoLife, a venture capital backed provider of private pay chronic care management services to seniors, leading the company to profitability. In his career, Mr. Mastrapa successfully led the acquisition and integration efforts for multiple healthcare service companies, held senior operating positions as well as senior-level finance and accounting roles. In 1991, Mr. Mastrapa joined Option Care, where he supported the IPO process, acquisitions, and financial management needs of the company during the early 1990's. He began his career at Ernst &Young LLP in Chicago, has an M.B.A. from the Kellogg School of Management at Northwestern University and is a CPA. Mr. Mastrapa received a Bachelor of Science in Management from Tulane University in 1986.

        Richard M. Smith joined Option Care in May 2003 as President and Chief Operating Officer. From May 2002 to May 2003, Mr. Smith was President & Co-CEO of Healthtiger, a private data management firm specializing in healthcare. He served as President, CEO & CFO at ESP Employment Screening Partners from March 2000 to May 2002. Mr. Smith was employed by Coram Healthcare from

October 1994 through November 1999, initially as Vice President, Treasury & Tax, then as CFO & Secretary, then promoted to President, CEO & Director. From November 1993 through October 1994, Mr. Smith served as Vice President, Tax and Treasury and Assistant Secretary of Coresource, Inc. From July 1985 to November 1993 he served as Director of Taxes and then Assistant Treasurer at Lane Industries. Mr. Smith started his career at the accounting firm of KPMG Peat Marwick in Chicago, IL. He earned his Bachelor of Science degree in Accounting from DePaul University in 1981; he passed the CPA exam in 1993 and received his Master of Science in Taxation degree from DePaul University in 1990.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth information regarding the amount of Common Stock beneficially owned, as of April 1, 2005, by (i) each director of the Company, (ii) each nominee for election as a director of the Company, (iii) each named executive officer, (iv) all directors and executive officers of the Company as a group and (v) any person who is known by us to beneficially own 5% or more of our Common Stock.

Name and Address(1)	Number of Shares Beneficially Owned(2)	Percent of Outstanding Common Stock Beneficially Owned(3)
John N. Kapoor, Ph.D.(4)	9,569,051	28.4%
Wellington Management Company, LLP.(5)	2,077,200	6.2%
FMR Corporation(6)	1,710,515	5.1%
Dalton, Greiner, Hartman, Maher & Company(7)	1,483,896	4.4%
Rajat Rai	958,082	2.8%
Kenneth S. Abramowitz	75,563	*
Joseph P. Bonaccorsi	115,351	*
Leo Henikoff, M.D.	88,125	*
Paul Mastrapa	140,625	*
Jerome F. Sheldon	113,438	*
Richard M. Smith	112,500	*
All directors and executive officers as a group (8 persons)	11,172,735	34.6%

*
Less than 1%

(1)
Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his or her name. The address for each person is 485 E. Half Day Road, Suite 300, Buffalo Grove, Illinois, 60089.

(2)
Includes the following shares that such persons may acquire upon the exercise of options exercisable within 60 days of April 1, 2005: Mr. Abramowitz—74,063 shares; Mr. Bonaccorsi—107,813 shares; Dr. Henikoff—88,125 shares; Mr. Mastrapa—140,625 shares; Mr. Rai—847,220 shares; Mr. Sheldon—15,000 shares; Mr. Smith—112,500 shares, and all directors and executive officers as a group—1,385,346 shares.

(3)
The percentage calculations for beneficial ownership are based upon 32,312,672 shares of Common Stock issued and outstanding as of April 1, 2005 plus, for each person or group, the number of shares subject to options exercisable currently or within 60 days after April 1, 2005 by such person or group.

(4)
Includes 8,169,091 shares owned by E.J. Financial/OCI Management, L.P., of which Dr. Kapoor is the managing general partner, 952,381 shares owned by the Kapoor Family Partnership, L.P., of which Dr. Kapoor is the sole general partner, and 447,579 shares owned by the John N. Kapoor Trust dated September 20, 1989, of which Dr. Kapoor is the sole trustee and sole current beneficiary.

(5)
The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts, 02109. This information is derived from a Form 13-G filing made with the Securities and Exchange Commission by such holder as to its beneficial ownership of the Company's stock as of December 31, 2004.

(6)
The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts, 02109. This information is derived from a Form 13-G filing with the Securities and Exchange Commission made by such holder as to its beneficial ownership of the Company's stock as of December 31, 2004.

(7)
The address of Dalton, Greiner, Hartman, Maher & Company is 565 Fifth Avenue, Suite 2101, New York, New York 10017. This information is derived from a Form 13-G filing with the Securities and Exchange Commission made by such holder as to its beneficial ownership of the Company's stock as of December 31, 2004.

Stock Performance Graph

        The graph below compares the cumulative stockholder return on the Company's Common Stock with the cumulative total return on the S&P 500 Index and the Dow Jones U.S. Healthcare Index for the five-year period ended December 31, 2004, assuming the investment of $100 in each on December 31, 1999. For purposes of preparing the graph, the Company assumed that all dividends, were reinvested at the time they were paid. The Company's Common Stock is traded on the Nasdaq National Market. Past financial performance should not be considered to be a reliable indicator of future performance and investors should not use historical trends to anticipate results or trends in future periods.

	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
Option Care common stock	100	204	638	325	436	702
Dow Jones U.S. Healthcare Index	100	137	118	92	109	112
S&P 500 Index	100	90	78	60	76	82

Executive Compensation

        For the years ended December 31, 2004, 2003 and 2002, the following table presents summary information concerning compensation awarded or paid to, or earned by, (i) the Company's Chief Executive Officer and (ii) each of the other four most highly compensated executive officers for the year ended December 31, 2004.

Summary Compensation Table

		ANNUAL COMPENSATION			LONG-TERM COMPENSATION
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs(#)(2)	LTIP Payouts	All Other Compensation ($)(2)
Rajat Rai Chief Executive Officer	2004 2003 2002	353,750 324,327 286,763	16,667 — —	9,000 9,000 9,000	— — —	— — 101,250	— — —	5,935 6,000 6,000
Joseph P. Bonaccorsi Senior Vice President, General Counsel and Secretary	2004 2003 2002	235,000 199,640 166,474	16,667 — 10,000	6,000 6,000 5,688	— — —	37,500 56,250 93,750	— — —	5,887 6,000 5,075
Paul Mastrapa Senior Vice President and Chief Financial Officer	2004 2003 2002	238,750 221,410 160,417	16,667 — 25,000	6,000 6,000 5,500	— — —	— 150,000 187,500	— — —	5,987 6,000 679
Richard M. Smith President and Chief Operating Officer	2004 2003 2002	320,000 193,269 —	16,667 18,462 —	6,000 3,864 —	— — —	— 450,000 —	— — —	— — —

(1)
Amounts represent automobile allowance for each named executive officer.

(2)
Share amounts have been adjusted to reflect the 3-for-2 stock split effective March 31, 2005 for shareholders of record as of March 17, 2005.

(3)
Amounts represent matching contributions under the Company's 401(k) plan.

2004 Option Grants

        The following table sets forth information concerning stock option grants made to the named executive officers in the year ended December 31, 2004.

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Individual Grants
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price per share	Expiration Date
					5%	10%
Rajat Rai	—	—%	$—	—	$—	$—
Joseph P. Bonaccorsi(3)	37,500	5.1%	$8.65	5/11/2014	$203,998	$516,970
Paul Mastrapa	—	—%	$—	—	$—	$—
Richard M. Smith	—	—%	$—	—	$—	$—

(1)
Unless other terms are specifically identified at the time an option is granted, options granted to all recipients other than non-employee directors vest annually, one quarter per year, on each of the first four anniversaries of issuance and have a life of ten (10) years from the date of grant. The exercise of vested options is further limited as follows: options are exercisable for three months after termination of employment, except that in the case of retirement (at or after age 65), death or total disability, options are exercisable for twelve months after termination of employment.

(2)
The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the Common Stock price. Actual gains, if any, on stock option exercises and Common Stock holdings will be dependent on, among other things, the future performance of the Common Stock and overall market conduct. There can be no assurance that the amounts reflected above will be achieved.

(3)
The 2004 stock option grant to Mr. Bonaccorsi has been adjusted to reflect the 3-for-2 split of the Company's Common Stock effective March 31, 2005 for shareholders of record on March 17, 2005.

Aggregated Stock Option Exercises and Year-End Option Value

        The following table sets forth information concerning the number of exercisable and unexercisable stock options at December 31, 2004 as well as the value of stock options having an exercise price lower than the last reported trading price ("in-the-money" options) on December 31, 2004 held by the named executive officers.

			Shares Underlying Unexercised Options Held at December 31, 2004(2)		Value of Unexercised, In-the-Money Options Held at December 31, 2004(1)(2)
Name	Shares Acquired On Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Rajat Rai	—	$—	776,907	167,813	$5,454,623	$701,130
Joseph P. Bonaccorsi	—	$—	60,937	126,563	$201,981	$482,581
Paul Mastrapa	—	$—	131,250	206,250	$462,375	$929,625
Richard M. Smith	—	$—	112,500	337,500	$611,875	$1,832,625

(1)
Based on a price per share of $11.46, the last reported sale price of the Common Stock on December 31, 2004.

(2)
All share amounts have been adjusted to reflect the 3-for-2 split of the Company's Common Stock effective March 31, 2005 for shareholders of record on March 17, 2005.

Equity Compensation Plans

        The following table gives information about the Company's common stock that may be issued upon exercise of options, warrants and rights under the Company's equity compensation plans as of December 31, 2004. (All share and per share amounts set forth in the table and following narrative have been adjusted to reflect the 3-for-2 stock split effective March 31, 2005 for shareholders of record as of March 17, 2005.):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average price of outstanding options, warrants And rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:(1)	4,091,806	$6.76	1,672,648	(2)

Equity compensation plans not approved by security holders	—	—	—

Total	4,091,806	$6.76	1,672,648

(1)
Includes the Amended and Restated Stock Incentive Plan (1997) and the 2001 Employee Stock Purchase Plan.

(2)
Includes 224,108 shares of stock that may be acquired by eligible employees under the Company's 2001 Employee Stock Purchase Plan.

        The Amended and Restated Stock Incentive Plan (1997) (the "Plan") allows the Compensation Committee of the Board of Directors the ability to grant incentive awards, stock options, stock appreciation rights or combinations thereof to eligible officers and other employees and vendors of the Company, subject to the terms and conditions set forth in the Plan. A total of 8,437,500 shares of the Company's common stock have been allocated for issuance under the Plan, of which 1,448,540 remain available for granting as of December 31, 2004.

        The Company's 2001 Employee Stock Purchase Plan (the "ESPP") allows eligible employees the opportunity to acquire shares of common stock of the Company at a 15% deduction from the lower of the market price at the beginning or end of the applicable offering period. There are two offering periods each year, as of January 1 and July 1, with each offering period ending on December 31. An employee may participate in either offering period, but not both. Shares are purchased by February 1 of the following year. Contributions to the stock purchase plan are made through payroll deductions. A total of 1,875,000 shares of stock have been allocated for issuance under the ESPP (and predecessor plans), of which 224,108 were available for future issuance as of December 31, 2004.

Employment Contracts and Severance Agreements

        Mr. Bonaccorsi has an Executive Severance Agreement with the Company that entitles Mr. Bonaccorsi to receive twelve months' severance in the event of any termination by the Company without cause or upon Mr. Bonaccorsi's election to leave the Company voluntarily upon a change in control of the Company.

        Mr. Mastrapa has an Executive Severance Agreement with the Company that entitles Mr. Mastrapa to receive twelve months' severance in the event of any termination by the Company without cause or upon Mr. Mastrapa's election to leave the Company voluntarily upon a change in control of the Company.

        Mr. Rai signed a two-year Chief Executive Officer Employment Agreement with the Company on May 11, 2004. This agreement automatically renews for an additional one-year term on May 11, 2006 and each subsequent annual anniversary date, unless the Company or Mr. Rai submits written notice at least 45 days before such date of their desire to terminate the contract. Mr. Rai's employment agreement contains a provision that entitles him to receive twelve months' severance if terminated by the Company without cause or upon Mr. Rai's election to leave the Company voluntarily upon a change in control of the Company.

        Mr. Smith signed a one-year Employment Agreement upon joining the Company on May 9, 2003 as the Company's President and Chief Operating Officer. Under the terms of this agreement, Mr. Smith received an initial annual salary of $300,000, to be reviewed periodically but not less than annually, plus bonus opportunities. The agreement also specified the immediate grant of 300,000 stock options to Mr. Smith. (The grant was pro forma adjusted to 450,000 options to reflect the 3-for-2 stock split effective March 31, 2005 for shareholders of record on March 17, 2005.) On each anniversary of the date of the agreement, Mr. Smith's employment agreement automatically renews for additional one-year terms, unless the Company or Mr. Smith submits written notice at least 45 days before such date of their desire to terminate the contract. Mr. Smith's employment agreement contains a provision that entitles him to receive twelve months' severance if terminated by the Company without cause or upon Mr. Smith's election to leave the Company voluntarily upon a change in control of the Company.

        All of the severance agreements provide for the payment of 100% of then-current base salary plus continuation of health insurance and other benefits.

Compensation Committee Interlock and Insider Participation

        During 2004, the members of the Compensation Committee of the Board of Directors were Messrs. Abramowitz, Hussey and Sheldon, and Dr. Henikoff. None of these individuals was an officer or employee of the Company or any of its subsidiaries during 2004 or any prior year. Mr. Hussey served as President, Chief Executive Officer and a Director for NeoPharm, Inc., a company for which the Company's Chairman, Dr. Kapoor, serves as Chairman of the Board of Directors. Mr. Hussey retired from the Board of Directors in May 2004.

Compensation Committee Report on Executive Compensation

        During 2004, the Compensation Committee of the Board of Directors was comprised of Messrs. Hussey and Sheldon, and Dr. Henikoff prior to Mr. Hussey's retirement from the Board of Directors in May 2004. Thereafter, the Compensation Committee consisted of Messrs. Abramowitz and Sheldon and Dr. Henikoff. All Compensation Committee members are non-employee directors of the Company. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. In accordance with rules of the Securities and Exchange Commission designed to enhance disclosure of companies' policies toward executive compensation, the following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee addressing the Company's compensation policy as it related to the named executive officers for 2004.

Compensation Philosophy

        The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with cash and stock bonuses based upon corporate performance and individual initiatives and stock options granted under the Company's stock-based incentive plans. Measurement of corporate performance is primarily based on the Company's goals and industry performance levels. Accordingly, in years in which performance goals and industry performance levels are achieved or exceeded, executive compensation would be higher than in years in which performance is below expectations. Annual compensation is designed to attract and retain qualified executives. All executive officers and management in general are also eligible for and participate in an incentive compensation plan that consists of cash bonuses and stock options.

Performance Measures

        In evaluating annual bonuses, the Committee examines earnings per share, sales growth and operating results as well as subjective factors relating to performance of management objectives. No specific weight is assigned to any of these factors. The earnings factors are compared with designated Company performance goals, prior years' performance and performance of other companies in the industry. Accordingly, the Company believes it is important that its performance be compared to that of other infusion pharmacy and specialty pharmaceutical companies in order to demonstrate the impact of management's objectives and performance.

Fiscal 2004 Compensation

        For fiscal 2004, the Company's executive compensation program consisted of base salary, a cash bonus based upon the performance measurements described above and stock options. Options are granted based primarily on each such person's potential contribution to the Company's growth and profitability. The Committee believes that options and other stock-based performance compensation arrangements are an effective incentive for managers to create value for stockholders because the value of an option bears a direct relationship to the Company's stock price.

        Base salary, maximum annual bonus and annual stock option grants for the Chief Executive Officer and all other executive officers were established by a combination of objective and subjective factors. Actual bonus payout is determined by a combination of objective factors relating to the Company's performance relative to targets and comparative companies, and subjective factors relating to the completion of specific management objectives.

        Base salaries are believed to be within the range of those persons holding comparably responsible positions at other companies, both regionally and nationally. In addition, other factors are taken into consideration, such as cost of living increases and competitors' performance, as well as the individual's past performance and potential with the Company. Bonus compensation is also tied to performance goals.

        The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and stockholder interest. If performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Committee believes that compensation levels during fiscal 2004 adequately reflect the Company's compensation goals and policies.

Chief Executive Officer and Other Senior Executives Compensation

        Rajat Rai, the Company's Chief Executive Officer, earned an annual salary of $353,750 for his service to the Company in 2004. Richard M. Smith, the Company's President and Chief Operating Officer, received $320,000 in wages for service to the Company in 2004. Mr. Rai's and Mr. Smith's compensation for this period was based on the Company's evaluation of their past and anticipated future performance in meeting overall business objectives of the Company, particularly in the areas of internal revenue growth, acquisitions plan execution and growth in stockholder value.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

KENNETH S. ABRAMOWITZ	JEROME F. SHELDON	LEO HENIKOFF

Report of the Audit Committee of the Board of Directors

        The Audit Committee has assumed its expanded responsibilities following the passage of the Sarbanes-Oxley Act of 2002. The Audit Committee believes that the procedures it currently has in place are sufficient to establish meaningful, independent oversight of the Company's financial reporting, the core goal of Sarbanes-Oxley and other reform oriented corporate governance initiatives. Nevertheless, the Audit Committee will continue to seek ways in which it can further enhance the quality, timeliness and transparency of the Company's financial disclosures.

        The most basic responsibilities relating to the Company's financial statements have not changed. The Audit Committee is not responsible for either preparing or expressing an opinion on the Company's financial statements. Management is responsible for the preparation of the Company's financial statements as well as the design, implementation and functioning of the Company's financial reporting processes, including its system of internal controls. The Company's auditors are responsible for performing an audit of the books and records of the Company and expressing an opinion as to whether the Company's annual financial statements have been prepared in conformity with accounting principles generally accepted in the United States and are free of material misstatement, as well as expressing an opinion on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting.

        While the basic responsibilities have not changed, changes in the relationships among the parties creates a significant increase in the Audit Committee's ability to oversee and evaluate the performance of both the Company's management and its independent registered public accounting firm. The most significant change in this regard is the clear articulation of the Audit Committee's right, to control the Company's relationship with its independent registered public accounting firm. The involvement of the Audit Committee in the process is expected to enhance the process because the members of the Audit Committee are independent (as determined in accordance with applicable standards) of both the Company and Ernst & Young, LLP, the two active participants in the process. The Company's reporting structure has been altered such that the Manager of Internal Audit Services reports directly to the Chairman of the Audit Committee.

        To fulfill its obligations to monitor and oversee the performance of management and the independent registered public accounting firm, the Audit Committee meets with management and the independent registered public accounting firm, both jointly and individually. In meetings with management, the Audit Committee has inquired into the quality, not just the acceptability, of the decisions made by management in preparing the financial statements. An emphasis has been placed on assessing the reasonableness of any material judgments made by management in the preparation of the financial statements, which includes significant estimates and accruals. The Audit Committee has also pressed management on various contingencies, such as regulatory changes, which could have a significant impact on the Company.

        During 2004, management completed the documentation, testing and evaluation of the Company's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Committee received periodic updates provided by management and Ernst & Young LLP at each regularly scheduled Committee meeting. The Committee also held a number of special meetings to discuss issues as they arose. At the conclusion of the process, management provided the Committee with, and the Committee reviewed, a report on the effectiveness of the Company's internal control over financial reporting. The Committee also reviewed the report of management contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC, as well as Ernst & Young LLP's Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management's assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Committee continues to oversee the Company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2005.

        The Audit Committee has also met with the independent registered public accounting firm both individually and with management present. At these meetings, the Audit Committee has considered the scope of and procedures for the Company's annual audit. The Audit Committee also discussed with the independent registered public accounting firm the results of the independent registered public accounting firm' examination of the Company. During such discussions, the Audit Committee received the independent registered public accounting firm' evaluation of the Company's system of internal controls and the overall quality of the Company's financial reporting. In particular, the Audit Committee has reassessed the Company's position on applicable critical accounting policies, including obtaining guidance on the probable effects of adopting other potentially acceptable policies. The Audit Committee has also reviewed with the independent registered public accounting firm the quality of decisions made by management in the preparation of the financial statements and such other matters as either the Audit Committee or independent registered public accounting firm deemed necessary or appropriate for both parties to discharge their respective duties, which included a discussion of the matters identified in Statement of Accounting Standards 61 and PCAOB Auditing Standard No. 2

regarding the assessment of internal control over financial reporting. The Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

        The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004, with management and the independent registered public accounting firm. Management has the responsibility for preparation of the Company's financial statements, and the independent registered public accounting firm have the responsibility for the examination of those statements. Based on this review and discussions with management and the independent registered public accounting firm and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also has selected and recommended to the stockholders for ratification the reappointment of Ernst & Young, LLP as the independent registered public accounting firm to audit the consolidated financial statements for the Company for 2005.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

KENNETH S. ABRAMOWITZ        JEROME F. SHELDON        LEO HENIKOFF

        The reports of the Compensation and Audit Committees and the Stock Performance Graph contained in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed to be "solicitation materials" or "filed" under such Acts.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 2 on the Proxy Card)

        The Audit Committee has selected the accounting firm of Ernst & Young LLP as the Company's independent registered public accounting firm with respect to the fiscal year ending December 31, 2005. Ernst & Young LLP has served as the Company's independent registered public accounting firm since January 1998.

        Representatives of Ernst & Young LLP will be present at the annual meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Audit and Related Fees

        The following table shows the fees paid by the Company to Ernst & Young LLP for audit and other services for the fiscal years ended December 31, 2004 and 2003:

	2004	2003
Audit Fees	$733,000	$267,000
Audit-Related Fees	$109,000	$12,000
Tax Fees	$230,000	$130,000
All Other Fees	$—	$—

Total	$1,072,000	$409,000

        Audit Fees.    This category includes the annual audit of the Company's financial statements and review of the financial statements in the Company's quarterly reports. Audit fees for 2004 also include the audit of management's report on the effectiveness of the Company's internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

        Audit-Related Fees.    This category consists primarily of fees for the audits of the Company's 401(k) plan and fees related to registration statements filed during 2004 for the Company's convertible debt offering.

        Tax Fees.    This category consists primarily of federal and state income and franchise tax return preparation services.

Audit Committee pre-approval policies and procedures.

        Under the Sarbanes-Oxley Act of 2002, the audit committee is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services preformed by the independent auditor in order to assure that the performance of such services does not impair the auditor's independence from the Company. The Audit Committee may pre-approve non-audit services up to predetermined cost limits without consideration of specific case-by-case services; or may require specific, case-by-case pre-approval; or may utilize a combination of the two approaches. Audit services will be subject to specific pre-approval of the Audit Committee. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items. Audit-related services may be pre-approved generally or on a specific case-by-case basis, as deemed appropriate by the Audit Committee. Tax services, such as tax compliance and tax advice, may be pre-approved if determined to not impair the auditor's independence or constitute prohibited non-audit services as defined by the Securities and Exchange Commission. Tax services may be pre-approved generally to the extent that such services conform to the historical tax services provided by the independent auditor. Increases in the scope of such tax services will require specific, case-by-case pre-approval by the Audit Committee. Any other services provided by the independent registered public accounting firm will be subject to specific, case-by-case pre-approval and will be evaluated to ensure that they do not constitute prohibited non-audit services or otherwise impair auditor independence.

        The Audit Committee reviewed and pre-approved all audit services and non-audit services performed by the independent auditor during the years ended December 31, 2004 and 2003.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote "FOR" the proposal to ratify Ernst & Young, LLP as the Company's independent registered public accounting firm with respect to the fiscal year ending December 31, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company and EJ Financial Enterprises, Inc. ("EJ"), which is 100% owned by Dr. John N. Kapoor, Chairman of the Board, have entered into a consulting agreement dated as of January 1, 1991, pursuant to which EJ provides independent consulting services to the Company. Per an amendment effective October 1, 1999, EJ receives an annual fee of $175,000, paid monthly, for ongoing consulting services. Either party may terminate the agreement on January 1st of any year. EJ provides consulting principally on strategic corporate objectives and operations, including sales and marketing strategies, growth strategies and acquisition opportunities of the Company.

        During 2004, 2003 and 2002, the Company obtained legal services from law firms for which the wife of the Company's Senior Vice President, Secretary and General Counsel served, or serves, as a partner. In 2004, the Company obtained $633,000 in legal services from Bryan Cave LLP, a firm for which the wife of our Senior Vice President, Secretary and General Counsel became a partner during the year. Prior to joining Bryan Cave LLP, she was a partner with the firm McGuireWoods (formerly Ross & Hardies). During 2004, 2003 and 2002, respectively, we obtained $30,000, $307,000 and $355,000 in legal services from McGuire Woods LLP.

STOCKHOLDER PROPOSALS

        Proposals that stockholders intend to present at the 2006 Annual Meeting of Stockholders are due by December 11, 2005 for inclusion in the Company's Proxy Statement relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement in accordance with regulations governing the solicitation of proxies.

        The Company's By-Laws provide that stockholder proposals that do not appear in the Proxy Statement may be considered at a meeting of stockholders only if written notice of the proposal is received by the Secretary of the Company not less than 60 days and not more than 90 days before the anniversary of the prior years' Annual Meeting; provided, however, that, in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Any such notice of a stockholder proposal by a stockholder to the Secretary of the Company must be accompanied by (a) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (b) the name and address of the stockholder who intends to present the proposal for a vote, (c) the class and number of shares of the Company's common stock which are beneficially owned by the stockholder, and (d) a description of any material interest of the stockholder in such business.

ANNUAL REPORT

        The Annual Report to Stockholders for the year ended December 31, 2004 has been mailed simultaneously to the stockholders of the Company. This Annual Report includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (excluding certain exhibits).

        Additional copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (excluding exhibits), may be obtained by any stockholder, without charge, upon written request to Paul Mastrapa, Senior Vice President and Chief Financial Officer, Option Care, Inc., 485 Half Day Road, Suite 300, Buffalo Grove, Illinois 60089. The Company's Annual Report on Form 10-K for the year ended December 31, 2004 is also available through the Company's web site, www.optioncare.com.

SOLICITATION AND EXPENSES OF SOLICITATION

        The Company will bear the cost of solicitation of proxies. Proxies will be solicited by mail. Proxies may also be solicited by officers and regular employees of the Company and its subsidiaries, personally or by telephone or facsimile, but such persons will not be specifically compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons and will be reimbursed by the Company for their reasonable expenses incurred in connection therewith.

OTHER MATTERS

        Management knows of no business to be brought before the Annual Meeting of Stockholders other than that set forth herein. Should any other matters properly come before the meeting, the persons named in the proxy intend to vote such proxy in accordance with their judgment on such matters.

Delivery of Documents to Security Holders Sharing an Address

        The Securities and Exchange Commission permits companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statements and annual report to those shareholders. This method of delivery, often referred to as "householding," is meant to reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. We are not householding proxy materials for our shareholders of record in connection with the Annual Meeting, but we have been notified that certain intermediaries may household proxy materials. If you hold your shares of our common stock through a broker or bank that has determined to household proxy materials:

  •
  Only one proxy statement and 2004 Annual Report to Shareholders will be delivered to multiple shareholders sharing an address unless you notify your broker or bank to the contrary;

  •
  We will promptly deliver to you a separate copy of the proxy statement and 2004 Annual Report to Shareholders if you so request by calling us at (847) 465-2100, or by writing to our Secretary at Option Care, 485 Half Day Road, Suite 300, Buffalo Grove, Illinois, 60089. You may also contact your bank or broker to make a similar request; and

  •
  If your household is receiving multiple copies of our proxy statement and annual report, you can request delivery from your bank or broker of only a single copy of our proxy statement and annual report.

By Order of the Board of Directors. Joseph P. Bonaccorsi Senior Vice President, General Counsel and Secretary

April 11, 2005
Buffalo Grove, Illinois

OPTION CARE, INC.

MAIL

  •
  Mark, sign and date your proxy card.

  •
  Detach your proxy card.

  •
  Return your proxy card in the postage
  paid envelope provided.

\*/ DETACH PROXY CARD HERE \*/

The Board of Directors HAS PROPOSED AND recommends a vote "for" THE FOLLOWING:

1.
ELECTION OF DIRECTOR
☐	FOR the nominee listed below (except as marked below)	☐	WITHHOLD AUTHORITY to vote for the nominee listed below

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        FOR TERM EXPIRING IN 2008:

      Nominee:  01 Leo Henikoff, M.D.

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP TO ACT AS INDEPENDENT AUDITOR OF OPTION CARE FOR THE FISCAL YEAR 2005.	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" THE NAMED NOMINEE FOR DIRECTOR and "FOR" all other proposals or otherwise in accordance with the recommendation of the Board of Directors.
	☐ FOR ☐ AGAINST ☐ ABSTAIN	The undersigned acknowledges receipt of the 2004 Annual Report of the Stockholders, the Notice of the 2005 Annual Meeting and the Proxy Statement.
		Dated:	, 2005
Signature [Please sign exactly as name appears hereon.]
Signature [Please sign exactly as name appears hereon.]

Joint owners should each sign personally. If stockholder is a corporation, please sign full corporate name by the President or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. Executors, trustees, officers, etc., should indicate their titles when signing.
YOUR VOTE IS IMPORTANT.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please Detach Here

\*/ You Must Detach This Portion of the Proxy Card \*/
Before Returning it in the Enclosed Envelope

\*/ DETACH PROXY CARD HERE\*/

PROXY

OPTION CARE, INC.

This Proxy is Solicited on Behalf of the Board of Directors
For the Annual Meeting of Stockholders to be held May 9, 2005

        The undersigned stockholder of Option Care, Inc. hereby appoints Rajat Rai and Joseph Bonaccorsi proxies, with full authority, which may be exercised by either one or both of them, with power of substitution to vote all shares of the common stock of Option Care which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Option Care to be held at the Company's Corporate Offices, 485 Half Day Road, Suite 300, Buffalo Grove, Illinois, 60089 at 10:00 a.m., local time, on Monday, May 9, 2005 (the "Meeting"), and at any adjournment or postponement thereof as follows:

A.
as directed herein with respect to each of the proposals identified below; and

B.
in their discretion with respect to any other business that may properly come before the Meeting.

        By delivery of this proxy, the undersigned stockholder hereby revokes all proxies previously given by the undersigned with respect to the shares of common stock covered hereby.

        A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

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GENERAL
INFORMATION CONCERNING OFFICERS AND DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS KENNETH S. ABRAMOWITZ JEROME F. SHELDON LEO HENIKOFF
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 2 on the Proxy Card)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
SOLICITATION AND EXPENSES OF SOLICITATION
OTHER MATTERS